Note 10 - Goodwill and Other Intangible, Net - Estimated Amortization Expense (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
2017	$ 49
2018	49
2019	49
2020	49
2021	49
Thereafter	220
Total	$ 465